EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED: February 29, 2012

In re: Energy Conversion Devices, Inc.	Case Number: 12-43166 Chapter 11 Judge: Hon. Thomas J. Tucker

Debtor.

Energy Conversion Devices, Inc./

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:

___	Operating Statement	(Form 2)
___	Balance Sheet	(Form 3)
___	Summary of Operations	(Form 4)
___	Monthly Cash Statement	(Form 5)
___	Statement of Compensation	(Form 6)
___	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases, is in effect; and
	(If not, attach a written explanation)	YES ☒	NO ☐

3.	That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases are current.
	(If not, attach a written explanation)	YES ☒	NO ☐

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
	(If not, attach a written explanation)	YES ☒	NO ☐

5.	All United States Trustee Quarterly fees have been paid and are current.
		YES ☒	NO ☐

6.	Have you filed your pre-petition tax returns?
	(If not, attach a written explanation)	YES ☒	NO ☐

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: March 26, 2012	Energy Conversion Devices, Inc.
Debtor in Possession

/s/ William C. Andrews
	Title:	William C. Andrews
		Chief Financial Officer	Phone: 248-299-6047

Form 1

OPERATING STATEMENT (P&L)(1)

Period Ending: February 29, 2012

Case No: 12-43166

	Current Month	Total Since Filing

Total Revenue	—	—
Cost of Sales	—	—
GROSS PROFIT	—	—
EXPENSES:
Officer Compensation	$48,542	$48,542
Salary/Wage Expenses	91,607	91,607
Employee Benefits & Pensions	54,747	54,747
Payroll Taxes	12,813	12,813
Other Taxes	1,027	1,027
Rent and Lease Expense	—	—
Interest Expense	1,847	1,847
Property Insurance	1,880	1,880
Automobile and Truck Expense	—	—
Utilities	138	138
Depreciation	5,567	5,567
Travel and Entertainment	5,293	5,293
Repairs and Maintenance	—	—
Advertising	—	—
Supplies	1,779	1,779
Other Specify – Miscellaneous	16,758	16,758
Other Specify – Restructuring	1,480	1,480

TOTAL EXPENSES	243,478	243,478
NON-OPERATING PROFIT	(243,478)	(243,478)
Add: Non-Operating Income
Total Interest Income	(36,672)	(36,672)
Other Income	—	—
Less: Non-Operating Expenses
Professional Fees(2)	128,250	128,250
Other – Income Taxes	—	—
NET INCOME/(LOSS)	$(335,056)	$(335,056)

(1)	The operating statement and balance sheet were prepared using accrual accounting.
(2)	Professional fees are estimates.

Form 2

BALANCE SHEET

Period Ending: February 29, 2012

Case No: 12-43166

	Current Month	Prior Month	At Filing
ASSETS:
Cash and Cash Equivalents	$95,839,905		$$94,740,784
Investments	43,871,701		44,892,801
Inventories, Net	—		—
Accounts Receivable – Intercompany – USO	793,182,650		792,138,584
Accounts Receivable – Intercompany – SIT/USO CDN:	41,843,090		41,812,183
Accounts Receivable Secured Note USO LLC	5,000,000		5,000,000
Accounts Receivable Trade – Net	5,670,604		5,652,829
Land and Buildings	1,525,568		1,525,568
Furniture, Fixtures & Equipment	1,496,960		1,496,960
Accumulated Depreciation	(2,570,267)		(2,563,233)
Restricted Cash	—		—
Prepaid	1,465,353		1,561,738
Investment in Subsidiaries	42,720,205		42,720,205
Other Assets	6,145,801		6,273,278

TOTAL ASSETS	$1,036,191,568		$1,035,251,696

LIABILITIES:
Post-petition Liabilities:
Accounts Payable Trade – Net	66,247		—
Accounts Payable Intercompany USO LLC	—		—
Accounts Payable Intercompany SIT	—		—
Lease Payable	—		—
Warranty	—		—
Other Liabilities	—		—
Convertible Senior Notes	—		—
Accrued Salaries and Wages	8,061		—
Accrued Taxes	683		—
Accrued Other	111,146		—

TOTAL Post-petition Liabilities	186,137		—
Secured Liabilities:
Secured Accounts Payable – ECD	—		—
Pre-petition Liabilities:
Accounts Payable Trade – Net	752,336		752,336
Accounts Payable Intercompany USO LLC	—		—
Accounts Payable Intercompany SIT	—		—
Accounts Payable Unsecured Liabilities	—		—
Lease Payable	—		—
Warranty	—		—
Other Liabilities	2,581,850		2,581,850
Convertible Senior Notes	241,905,353		241,220,038
Accrued Salaries and Wages	324,206		324,206
Accrued Taxes	91,151		91,151
Accrued Other	2,896,516		2,533,542

TOTAL Pre-petition Liabilities	248,551,412		247,503,123
TOTAL LIABILITIES	248,737,549		247,503,123
Equity:
Owners Capital	(310,256)		(310,256)
Additional Paid-In-Capital	1,106,438,770		1,106,438,770
Retained Earnings – Pre Petition	(318,379,941)		(318,379,941)
Retained Earnings – Post Petition	(294,553)		—

TOTAL Equity	787,454,020		787,748,573
TOTAL LIABILITIES AND EQUITY	$1,036,191,568		$1,035,251,696

Form 3

SUMMARY OF OPERATIONS

Period Ended: February 29, 2012

Case No: 12-43166

Schedule of Post-petition Taxes Payable(1)

	Beginning Balance	Accrued/ Withheld	Payments/ Deposits	Ending Balance
Income Taxes Withheld
Federal	—	$24,606.72	$24,606.72	—
State	—	6,359.06	6,359.06	—
Local	—	—	—	—

FICA Withheld	—	7,881.29	7,881.29	—

Employers FICA	—	10,671.06	10,671.06	—

Unemployment Tax
Federal	—	20.32	20.32	—
State	—	2,404.83	2,404.83	—

Sales, Use & Excise Taxes	—	—	—	—

Property Taxes	—	1,022.00	—	—

Workers’ Compensation(2)	—	—	—	—

Other	—	—	—	—

TOTALS	—	$52,965.28	$51,943.28	—

(1)	Payroll wages and taxes were funded pre petition, but released post petition.
(2)	Fully insured.

AGING OF ACCOUNTS RECEIVABLE

AND POST-PETITION ACCOUNTS PAYABLE

Age in Days	0-30	31-60	Over 60
Post Petition

Accounts Payable	$66,246.80	$—	$—
Accounts Receivable	$55,954.44	$38,375.00	$353,509.56

For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization: None

Form 4

MONTHLY CASH STATEMENT

Period Ending: February 29, 2012

Cash Activity Analysis (Cash Basis Only):	Case No: 12-43166

		General Acct.	Money Market Acct.

A.	Beginning Balance	$47,043,783.50	$6,751,950.67

B.	Receipts (Attach separate schedule)	71,440.46	86,001,683.03

C.	Balance Available (A+B)	47,115,223.96	92,753,633.70

D.	Less Disbursements (Attach separate schedule)	44,029,350.60	—

E.	ENDING BALANCE (C-D)	$3,085,873.36	$92,753,633.70

ATTENTION: Please enter the TOTAL DISBURSEMENT from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment: $29,350.60

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number

Money Market Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number

Tax Account:

1.	Depository Name & Location

2.	Account Number

Other monies on hand (specify type and location) i.e., CD’s, bonds, etc.):

UBS Financial Services, Inc., Chicago, IL. – Investment account – CP75515 – corporate notes/bonds, municipal notes/bond, commercial paper; and money market funds – $43,871,700.34.

Date: March 26, 2012

Energy Conversion Devices, Inc.
Debtor in Possession

Form 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Julian Hawkins, President, CEO and Director	Capacity:	☐	Shareholder
			☒	Officer
			☒	Director
			☒	Insider

Detailed Description of Duties:

•	Provides leadership to the business through the restructuring and sale process, focusing on the solar business

•	Serves as a member of the Board of Directors

•	Expand sales through supplier and customer base interaction

Current Compensation Paid(1):	Weekly	Or	Monthly
			$16,923.08

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$764.60
Life Insurance			$90.00
Accidental Death & Dismemberment Life Insurance			$12.00
Long-Term and Short-Term Disability Insurance			$72.50
Employee Assistance Program			$1.69
Retirement			$—
Company Vehicle			$—
Entertainment			$—
Travel (includes hotel, food, rental car, parking)			$2,438.16
Internet/iPhone/iPad expenses			$2,142.82
Wall Street Journal subscription			$34.58

Total Benefits			$5,556.35

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			$—
Loans			$—
Lodging			$1,725.00
Personal Car Mileage			$31.64

Total Other Payments			$1,756.64

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

			$24,236.07

(1)	Payroll wages and taxes were funded pre petition, but released post petition. Amount represents the period 2/14/2012 – 2/29/2012.

Dated: March 26, 2012	Julian Hawkins

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Jay B. Knoll, Executive Vice President,	Capacity:	☐	Shareholder
	Chief Restructuring Officer and Director		☒	Officer
			☒	Director
			☒	Insider

Detailed Description of Duties:

•	Provides leadership to the business through the restructuring, sale and bankruptcy processes

•	Serves as a member of the Board of Directors

•	Leads efforts to identify and implement cost reductions

Current Compensation Paid (1):	Weekly	Or	Monthly
			$14,423.08

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$849.92
Life Insurance			$84.46
Accidental Death & Dismemberment Insurance			$11.27
Long-Term and Short-Term Disability Insurance			$72.50
Employee Assistance Program			$1.69
Retirement			$—
Company Vehicle			$—
Entertainment			$—
Travel – Cab fare from NJ airport to hotel			$70.00
Personal Car Mileage			$99.90
AT&T Wireless Service			$25.00

Total Benefits			$1,214.74

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			$—
Loans			$—
Other (Describe)			$—
Other (Describe)			$—
Other (Describe)			$—
Total Other Payments			$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

			$15,637.82

(2)	Payroll wages and taxes were funded pre petition, but released post petition. Amount represents the period 2/14/2012 – 2/29/2012.

Dated: March 26, 2012	Jay B. Knoll

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	William C. Andrews, Executive Vice President and CFO	Capacity:	☐	Shareholder
			☒	Officer
			☐	Director
			☒	Insider

Detailed Description of Duties:

•	Provides financial leadership and expertise to support the bankruptcy process

•	Provides leadership and support to the business through the restructuring and sale process

•	Provides oversight to company transition from a public company (SEC, SOX, etc.)

Current Compensation Paid(1):	Weekly	Or	Monthly
$13,461.54

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$764.60
Life Insurance			$78.91
Accidental Death & Dismemberment Insurance			$10.53
Long-Term and Short-Term Disability Insurance			$72.50
Employee Assistance Program			$1.69
Retirement			$—
Company Vehicle			$—
Entertainment			$—
Travel			$—

Total Benefits			$928.23

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			$—
Loans			$—
Other (Describe)			$—
Other (Describe)			$—
Other (Describe)			$—
Total Other Payments			$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

$14,389.77

(1)	Payroll wages and taxes were funded pre petition, but released post petition. Amount represents the period 2/14/2012 – 2/29/2012.

Dated: March 26, 2012	William C. Andrews

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph P. Conroy, Executive Vice President, ECD;	Capacity:	☒	Shareholder
	Senior Vice President, USO Operations		☒	Officer
			☐	Director
			☒	Insider

Detailed Description of Duties:

•	Provides leadership to all operations and manufacturing related activity (Auburn Hills, Greenville 1&2, Tijuana, China JV and Marcegaglia)

•	Responsible for building new equipment to support the company’s technology efforts

•	Provides leadership to all manufacturing, engineering, quality functions (ensures the production of all manufacturing products)

Current Compensation Paid(1):	Weekly	Or	Monthly
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			$—
Accidental Death & Dismemberment Insurance			$—
Long-Term and Short-Term Disability Insurance			$—
Employee Assistance Program			$—
Retirement			$—
Company Vehicle			$—
Entertainment			$—
Travel			$—

Total Benefits			$0

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			$—
Loans			$—
Other (Describe)			$—
Other (Describe)			$—
Other (Describe)			$—
Total Other Payments			$—

	Weekly	Or	Monthly

CURRENT TOTAL OF ALL PAYMENTS:
$—

(1)	Mr. Conroy is an officer of Energy Conversion Devices; however, his compensation is paid by United Solar Ovonic LLC.

Dated: March 26, 2012	Joseph P. Conroy

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph A. Avila	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: March 26, 2012

Joseph A. Avila

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Alan E. Barton	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: March 26, 2012

Alan E. Barton

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Robert I. Frey	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: March 26, 2012

Robert I. Frey

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	William J. Ketelhut	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: March 26, 2012

William J. Ketelhut

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Stephen Rabinowitz	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: March 26, 2012

Stephen Rabinowitz

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	George A. Schreiber, Jr.	Capacity:	☒	Shareholder
			☐	Officer
			☒	Director
			☐	Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: March 26, 2012

George A. Schreiber, Jr.

Form 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: February 29, 2012

Case No: 12-43166

INSURANCE TYPE	CARRIER	EXPIRATION DATE

Workers’ Compensation	Valley Forge Insurance Company	02/01/2013
Workers’ Compensation	American Casualty Company of Reading PA	02/01/2013
General Liability	American Casualty Company of Reading PA	02/01/2013
Property (1st Layer)	Allianz Global Risk US Insurance Company	02/01/2013
Property (2nd Layer)	Lexington Insurance Company	02/01/2013
Automobile Policy	Continental Casualty Company	02/01/2013
Umbrella Policy	Continental Casualty Company	02/01/2013
Foreign Package	Continental Casualty Company	02/01/2013
Special Risk Coverage	Great American Insurance Company	03/18/2013
Directors & Officers	Allied World National Assurance Company	09/30/2012
Directors & Officers	Illinois National Insurance Company	09/30/2012
Directors & Officers	Beazley Insurance Company, Inc. (Lloyd’s of London)	09/30/2012
Employee Practices Liability	Starr Indemnity & Liability Company	09/30/2012
Fiduciary Liability	Starr Indemnity & Liability Company	09/30/2012
Fidelity Bond	Starr Indemnity & Liability Company	09/30/2012
Primary Directors & Officers	Starr Indemnity & Liability Company	09/30/2012
ERISA Bond	Travelers Casualty and Surety Company of America	11/16/2014
Pollution Liability Coverage	Chartis Specialty Insurance	02/01/2014

Form 7